Exhibit 10(d4)

SIXTH AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Stock Ownership Plan is hereby amended effective July 1, 2002 by adding the following participating employers at the end of the list therein contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Bank of Tucson	Banking Corp.	Arizona	July 1, 2002
Valley First Community Bank	Banking Corp.	Arizona	July 1, 2002
Camelback Community Bank	Banking Corp.	Arizona	July 1, 2002
Southern Arizona Community Bank	Banking Corp.	Arizona	July 1, 2002
Mesa Bank	Banking Corp.	Arizona	July 1, 2002
East Valley Community Bank	Banking Corp.	Arizona	July 1, 2002
Arrowhead Community Bank	Banking Corp.	Arizona	July 1, 2002

CAPITOL BANCORP LIMITED
Dated: July 1, 2002	By:	/s/ Joseph D. Reid
Joseph D. Reid
Chairman and CEO

BANK OF TUCSON
Dated: July 1, 2002	By:	/s/ Michael Hannley
Michael Hannley
President and CEO

VALLEY FIRST COMMUNITY BANK
Dated: July 1, 2002	By:	/s/ Judy Egan
Judy Egan
President

CAMELBACK COMMUNITY BANK
Dated: July 1, 2002	By:	/s/ Barbara Ralston
Barbara Ralston
President

SOUTHERN ARIZONA COMMUNITY BANK
Dated: July 1, 2002	By:	/s/ John P. Lewis
John P. Lewis
President

MESA BANK
Dated: July 1, 2002	By:	/s/ Neil Barna
Neil Barna
President

EAST VALLEY COMMUNITY BANK
Dated: July 1, 2002	By:	/s/ Gerry Smith
Gerry Smith
President

ARROWHEAD COMMUNITY BANK
Dated: July 1, 2002	By:	/s/ Arlene Kulzer
Arlene Kulzer
President